SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 25, 1999

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 25,
		1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.



                                           Loss of   Reimburse-
     Beginning                             Prin-     ment of    Remaining
     Balance       Principal    Interest   cipal     Losses     Balance
FXA-1         0.00         0.00       0.00      0.00       0.00          0.00
FXA-220,166,494.77    16,091.24 130,241.95      0.00       0.00 20,150,403.53
FXA-3         0.00         0.00       0.00      0.00       0.00          0.00
FXA-4 7,748,551.07 1,881,445.34  48,428.44      0.00       0.00  5,867,105.73
FXA-5 5,125,000.00         0.00  33,098.96      0.00       0.00  5,125,000.00
FXA-6 4,001,000.00         0.00  25,839.79      0.00       0.00  4,001,000.00
FXA-7 1,000,000.00         0.00   6,458.33      0.00       0.00  1,000,000.00
FXA-8 2,582,850.35   627,148.45  11,542.11      0.00       0.00  1,955,701.90
FXA-9 2,582,850.35 NA             6,753.08 NA              0.00  1,955,701.90
FXP      66,211.07       113.71 NA              0.00       0.00     66,097.36
FXS   3,987,360.31 NA            25,751.70 NA              0.00  3,832,143.91
A-1   2,635,886.65 1,319,716.55  17,023.43      0.00       0.00  1,316,170.10
A-2   6,962,000.00         0.00  44,962.92      0.00       0.00  6,962,000.00
A-3   1,951,000.00         0.00  12,600.21      0.00       0.00  1,951,000.00
A-4  13,450,166.51    11,896.55  86,865.66      0.00       0.00 13,438,269.96
P       699,260.34    14,539.68 NA              0.00       0.00    684,720.66
S       413,992.04 NA             2,673.70 NA              0.00    372,164.58
B-1   5,102,138.47     4,256.37  32,951.31      0.00       0.00  5,097,882.10
B-2   2,075,446.26     1,731.40  13,403.92      0.00       0.00  2,073,714.86
B-3   1,297,153.56     1,082.13   8,377.45      0.00       0.00  1,296,071.43
B-4     778,291.71       649.28   5,026.47      0.00       0.00    777,642.43
B-5     432,385.18       360.71   2,792.49      0.00       0.00    432,024.47
B-6     582,708.10       477.61   3,763.32 10,306.66       0.00    571,923.83
R             0.00         0.00       0.00      0.00 NA                  0.00
RP            0.00         0.00       0.00      0.00 NA                  0.00


                   Beginning                         Remaining
     Class         Balance      Principal  Interest  Balance
     FXA-1               0.00000    0.00000   0.00000    0.00000
     FXA-2             983.73145    0.78494   6.35327  982.94651
     FXA-3               0.00000    0.00000   0.00000    0.00000
     FXA-4             586.99477  142.52969   3.66872  444.46508
     FXA-5            1000.00000    0.00000   6.45833 1000.00000
     FXA-6            1000.00000    0.00000   6.45833 1000.00000
     FXA-7            1000.00000    0.00000   6.45833 1000.00000
     FXA-8              93.35884   22.66870   0.41720   70.69015
     FXA-9              93.35884    0.00000   0.24409   70.69015
     FXP               813.51374    1.39712   0.00000  812.11663
     FXS               408.93147    0.00000   2.64102  393.01295
     A-1                60.67266   30.37714   0.39184   30.29551
     A-2              1000.00000    0.00000   6.45833 1000.00000
     A-3              1000.00000    0.00000   6.45833 1000.00000
     A-4               981.76398    0.86836   6.34056  980.89562
     P                 642.86146   13.36698   0.00000  629.49448
     S                 344.49958    0.00000   2.22489  309.69326
     B-1               982.92365    0.81999   6.34805  982.10367
     B-2               982.92366    0.81998   6.34805  982.10368
     B-3               982.92367    0.81999   6.34805  982.10369
     B-4               982.92363    0.81999   6.34805  982.10364
     B-5               982.92368    0.81999   6.34805  982.10370
     B-6               827.90441    0.67858   5.34688  812.58225
     R                   0.00000    0.00000   0.00000    0.00000
     RP                  0.00000    0.00000   0.00000    0.00000










	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: May 31, 1999